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                                                                     Exhibit 4.3


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                          REGISTRATION RIGHTS AGREEMENT


                           DATED AS OF APRIL 10, 1997

                                  BY AND AMONG

                             UROHEALTH SYSTEMS, INC.

                                 AS THE COMPANY,

                           THE GUARANTORS NAMED HEREIN

                                       AND

                            BEAR, STEARNS & CO. INC.

                                  AS PURCHASER


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                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of April 10, 1997, among UROHEALTH Systems, Inc., a Delaware corporation (the "Company"), the Guarantors as defined herein (the "Guarantors") and Bear, Stearns & Co. Inc. (the "Purchaser").

                  This Agreement is made pursuant to the Purchase Agreement, dated April 3, 1997, among the Company, the Guarantors named therein and the Purchaser (the "Purchase Agreement"), which provides for the sale by the Company and the Guarantors to the Purchaser of units consisting of $110,000,000 aggregate principal amount of 12-1/2% Senior Subordinated Notes due 2004 (together with the related Guarantees (as defined therein), the "Securities") and warrants to purchase common stock. In order to induce the Purchaser to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Purchaser and its direct and indirect transferees, among other things, the registration rights for the Securities set forth in this Agreement. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

                  The parties hereby agree as follows:

1.       Definitions


                  As used in this Agreement, the following terms shall have the following meanings (and, unless otherwise indicated, capitalized terms used herein without definition shall have the meanings ascribed to them by the Purchase Agreement):

                  Advice: See Section 5.
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                  Applicable Period: See Section 2.

                  Company: See the introductory paragraph of this Agreement.

                  Effectiveness Period: See Section 3.

                  Effectiveness Target Date: The 90th day following the Issue Date.

                  Event Date: See Section 4.

                  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  Exchange Offer: See Section 2.

                  Exchange Registration Statement: See Section 2.

                  Exchange Securities: See Section 2.

                  Filing Date: The 30th day after the Issue Date.

                  Guarantors: The Guarantors (as defined in the Indenture).

                  Holder: Any holder of Transfer Restricted Securities.

                  Indenture: The Indenture, dated as of the date hereof, among the Company, the Guarantors and The Bank of New York, as trustee, pursuant to which the Securities are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

                  Issue Date: The date of first issuance of

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the Notes under the Indenture.

                  Liquidated Damages: See Section 4.

                  Participating Broker-Dealer: See Section 2.

                  Person: An individual, trustee, corporation, partnership, joint stock company, trust, limited liability company, unincorporated association, union, business association, firm or other legal entity.

                  Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Exchange Securities and/or the Transfer Restricted Securities (as applicable) covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  Purchasers: See the introductory paragraph to this Agreement.

                  Registration Default: See Section 4.

                  Registration Statement: Any registration statement of the Company and the Guarantors, including, but not limited to, the Exchange Registration Statement, the Shelf Registration or that otherwise covers any of the Transfer Restricted Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement,

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including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  Rule 144: Rule 144 promulgated pursuant to the Securities Act, as currently in effect, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  Rule 144A: Rule 144A promulgated pursuant to the Securities Act, as currently in effect, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  Rule 415: Rule 415 promulgated pursuant to the Securities Act, as currently in effect, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  SEC: The Securities and Exchange Commission.

                  Securities: See the introductory paragraphs to this Agreement.

                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  Shelf Notice: See Section 2.

                  Shelf Registration: See Section 3.

                  TIA: The Trust Indenture Act of 1939, as amended.

                  Transfer Restricted Securities: The Securities upon original issuance thereof and at all times subsequent thereto, until in the case of any such Securities (i) a Registration Statement covering such Securities has

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been declared effective by the SEC and such Securities have been disposed of in accordance with such effective Registration Statement, (ii) such Securities are sold in compliance with Rule 144 or (iii) such Securities cease to be outstanding.

                  Trustee: The trustee under the Indenture and, where applicable, the trustee under any indenture governing the Exchange Securities.

                  Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

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2.       Exchange Offer

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                  (a) The Company and the Guarantors agree to file with the SEC as soon as practicable after the Issue Date, but in no event later than the Filing Date, an unconditional, irrevocable offer to exchange (the "Exchange Offer") any and all of the Transfer Restricted Securities for a like aggregate principal amount of debt securities of the Company and the Guarantors which are substantially identical to the Securities, except that the identity of the Guarantors may be different from the Guarantors that initially guaranteed the Securities pursuant to the Indenture so long as the Securities are at all times guaranteed in compliance with the Indenture (the "Exchange Securities") (and which are entitled to the benefits of the Indenture or a trust indenture which is identical to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA), except that the Exchange Securities shall have been registered pursuant to an effective Registration Statement in compliance with the Securities Act. The Exchange Offer will be registered pursuant to the Securities Act on an appropriate form (the "Exchange Registration Statement") and will comply with all applicable tender offer rules and regulations promulgated pursuant to the Exchange Act and shall be duly registered or qualified pursuant to all applicable state securities or Blue Sky laws. The Exchange Offer shall not be subject to any condition, other than that the Exchange Offer does not violate any applicable law or interpretation of the staff of the SEC. No securities shall be included in the Registration Statement covering the Exchange Offer other than the Exchange Securities. The Company and the Guarantors agree to use their best efforts to
(x) cause the Exchange Registration Statement to become effective pursuant to the Securities Act on or before the Effectiveness Target Date; (y) keep the Exchange Offer open for 20 business days (or such longer period required by

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applicable law) after the commencement of the Exchange Offer; and (z) consummate the Exchange Offer no later than 30 days after the earlier of the effectiveness thereof or the Effectiveness Target Date. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Securities received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities, and that such Holder is not an affiliate of the Company within the meaning of Rule 405 of the Securities Act (or that if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable). Each Holder that is not a Participating Broker-Dealer will be required to represent that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities. Each Holder that is (i) a Participating Broker-Dealer and
(ii) will receive Exchange Notes for its own account in exchange for the Transfer Restricted Securities that it acquired as the result of market making or other trading activities will be required to acknowledge that it will deliver a Prospectus as required by law in connection with any resale of such Exchange Securities. Upon consummation of the Exchange Offer in accordance with this Agreement, the Company and the Guarantors shall have no further obligation to register Transfer Restricted Securities pursuant to Section 2(c) and Section 3 of this Agreement.

                  (b) The Company and the Guarantors shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution," acceptable to the Purchasers, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under

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the Exchange Act) of Exchange Securities received by such broker-dealer in the
Exchange Offer (a "Participating Broker-Dealer"). Such "Plan of Distribution" section shall also allow the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Securities.

                  The Company and the Guarantors shall use their best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act, for a period of at least 120 days after consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5) (the "Applicable Period").

                  In connection with the Exchange Offer, the Company shall:

                  (a) mail as promptly as practicable to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (b) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

                  (c) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open.

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                  As soon as practicable after the close of the Exchange Offer, the Company and the Guarantors shall:

                  (i) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Exchange Offer;

                  (ii) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

                  (iii) cause the Trustee to authenticate and deliver promptly to each tendering Holder of Securities, Exchange Securities equal in principal amount to the Securities of such Holder so accepted for exchange.

                  (c) If (1) prior to the consummation of the Exchange Offer, applicable interpretations of the staff of the SEC do not permit the Company and the Guarantors to effect the Exchange Offer as contemplated herein, or (2) the Exchange Offer is not consummated within 120 days of the Issue Date for any reason, then the Company shall promptly deliver to the Holders and the Trustee written notice thereof (the "Shelf Notice") and the Company and the Guarantors shall file a Registration Statement pursuant to Section 3. Following the delivery of a Shelf Notice to the Holders of Transfer Restricted Securities, the Company and the Guarantors shall not have any further obligation to conduct the Exchange Offer pursuant to this Section 2, provided that the Company and the Guarantors shall have the right, nonetheless, to proceed to consummate the Exchange Offer notwithstanding their obligations pursuant to this Section 2(c) (and, upon such consummation, their obligation to consummate a Shelf Registration pursuant to clause (2) above shall terminate).

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3.       Shelf Registration

                  If the Company is required to deliver a Shelf Notice as contemplated by Section 2(c), then:

                  (a) Shelf Registration. The Company and the Guarantors shall prepare and file with the SEC, as promptly as practicable following the delivery of the Shelf Notice, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Transfer Restricted Securities (the "Shelf Registration"). The Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Transfer Restricted Securities for resale by the Holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings). The Company and the Guarantors shall not permit any securities other than the Transfer Restricted Securities to be included in the Shelf Registration. The Company and the Guarantors shall use their best efforts, as described in Section 5(b), to cause the Shelf Registration to be declared effective pursuant to the Securities Act as promptly as practicable following the filing thereof and to keep the Shelf Registration continuously effective under the Securities Act until the earliest of (i) the date which is 36 months after the Issue Date, (ii) the date that all Transfer Restricted Securities covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration or (iii) there ceases to be outstanding any Transfer Restricted Securities (the "Effectiveness Period").

                  (b) Supplements and Amendments. The Company and the Guarantors shall use their best efforts to keep the Shelf Registration continuously effective by supplementing and amending the Shelf Registration if required by the rules, regulations or instructions applicable to

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the registration form used for such Shelf Registration, if required by the
Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement and by any underwriter of such Transfer Restricted Securities.


                  (c) Suspension of Use of Prospectus. The Company may suspend the use of the Prospectus as required by law or, for a period not to exceed 60 days in the aggregate, for valid business reasons (not including avoidance of the Company's and the Guarantors' obligations hereunder), including the material acquisition or divestiture of assets, pending material corporate developments and similar events; provided, however, that the Company shall pay Liquidated Damages (as defined) during the period of any such suspension.

4.       Liquidated Damages

                  (a) The Company, the Guarantors and the Purchasers agree that the Holders of Transfer Restricted Securities will suffer damages if the Company and the Guarantors fail to fulfill their obligations pursuant to Section 2 or
Section 3 hereof and that it would not be possible to ascertain accurately the extent of such damages. Accordingly, in the event of such failure by the Company or any Guarantor to fulfill such obligations, the Company and the Guarantors hereby agree to pay liquidated damages ("Liquidated Damages") to each Holder of Transfer Restricted Securities under the circumstances and to the extent set forth below:

                  (i) if neither the Exchange Registration Statement nor the Shelf Registration has been filed with the SEC on or prior to the Filing Date; or

                  (ii) if neither the Exchange Registration

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         Statement nor the Shelf Registration is declared effective by the SEC on or prior to the Effectiveness Target Date; or

                  (iii) if (A) an Exchange Registration Statement is declared effective by the SEC, and (B) the Company and the Guarantors have not exchanged Exchange Securities for all Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to 30 days following the earlier of (i) the effectiveness thereof or (ii) the Effectiveness Target Date; or

                  (iv) the Shelf Registration has been declared effective by the SEC and such Shelf Registration ceases to be effective or usable at any time during the Effectiveness Period, without being succeeded on the same day immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective on the same day;

(any of the foregoing, a "Registration Default") then the Company shall pay to each Holder of Transfer Restricted Securities Liquidated Damages in an amount equal to 0.5% per annum of the principal amount of Transfer Restricted Securities held by such Holder during the first 90-day period immediately following the occurrence of such Registration Default. The amount of such Liquidated Damages will increase by an additional 0.5% per annum of the principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period, until all Registration Defaults have been cured; provided, however, that Liquidated Damages shall not at any time exceed 2.0% per annum of the principal amount of Transfer Restricted Securities. Following the cure of all Registration Defaults relating to any Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such

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Transfer Restricted Securities will cease. A Registration Default under clause
(i) above shall be cured on the date that either the Exchange Registration Statement or the Shelf Registration is filed with the SEC; a Registration Default under clause (ii) above shall be cured on the date that either the Exchange Registration Statement or the Shelf Registration is declared effective by the SEC; a Registration Default under clause (iii) above shall be cured on the earlier of the date (A) the Exchange Offer is consummated or (B) a Shelf Registration Statement is declared effective; and a Registration Default under clause (iv) above shall be cured on the date that the post-effective amendment curing the deficiency in the Shelf Registration is declared effective. Notwithstanding anything herein to the contrary, no Registration Default shall be deemed to have occurred if the Company and the Guarantors fail to meet their obligations hereunder solely due to the Initial Purchaser's failure to resolve any issues raised by the NASD with respect to the Initial Purchaser's relationship to the Company in the context of the Exchange Offer or the Shelf Registration Statement.

                  (b) The Company shall notify the Trustee within two business days after each and every date on which a Registration Default occurs (an "Event Date"). Liquidated Damages shall be paid by the Company to the Holders by wire transfer of immediately available funds to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified on or before the semi-annual interest payment date provided in the Indenture. Each obligation to pay Liquidated Damages shall be deemed to commence accruing on the applicable Event Date and to cease accruing when all Registration Defaults have been cured. In no event shall the Company pay Liquidated Damages in excess of the maximum applicable amount set forth above, regardless of whether one or multiple Registration Defaults exist.

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5.       Registration Procedures

                  In connection with the registration of any Exchange Securities or Transfer Restricted Securities pursuant to Sections 2 or 3 hereof, the Company and the Guarantors shall effect such registration to permit the sale of such Exchange Securities or Transfer Restricted Securities (as applicable) in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company and the Guarantors shall:

                  (a) Prepare and file with the SEC, a Registration Statement or Registration Statements as prescribed by Section 2 or 3, and to use their best efforts to cause such Registration Statement(s) to become effective and remain effective as provided herein; provided that, if (1) such filing is pursuant to
Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall, if requested, furnish to and afford you a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least 3 business days prior to such filing) and shall use their reasonable efforts to reflect in each such document, when so filed with the SEC, such comments as you may reasonably and timely propose.

                  (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the periods required

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by Section 2 or Section 3, as applicable; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus; the Company and the Guarantors shall be deemed not to have used their best efforts to keep a Registration Statement effective during the Applicable Period if they voluntarily take any action that would result in selling Holders of the Transfer Restricted Securities covered thereby or Participating Broker-Dealers seeking to sell Exchange Securities not being able to sell such Transfer Restricted Securities or such Exchange Securities during that period, unless (i) such action is required by applicable law, or (ii) such action is taken by them in good faith and for valid business reasons (not including avoidance of their obligations hereunder), including the acquisition or divestiture of assets.

                  (c) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, notify the selling Holders of Transfer Restricted Securities, or each such Participating Broker-Dealer known to the Company, as the case may be, their counsel and the managing underwriters, if any, as soon as practicable and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement

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or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated (excluding exhibits thereto) or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Transfer Restricted Securities the representations and warranties of the Company or the Guarantors contained in any agreement (including any underwriting agreement) contemplated by Section 5(l) below cease to be true and correct, (iv) of the receipt by the Company or the Guarantors of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Transfer Restricted Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose,
(v) of the happening of any event or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary

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to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that no such notice shall be required if the Company has elected to suspend the use of the Prospectus for valid business purposes pursuant to Section 5(b) hereof, and (vi) of the Company's and the Guarantors' reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (d) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Transfer Restricted Securities or the Exchange Securities (as applicable) to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use their reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

                  (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriters, if any, and the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold in connection with an underwritten offering, (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such Holders or counsel reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or

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post-effective amendment, and (iii) supplement or make amendments to such
Registration Statement with such information as the managing underwriter, if any, and such Holders and counsel reasonably request to be included therein.

                  (f) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, furnish to each selling Holder of Transfer Restricted Securities and to each such Participating Broker-Dealer who so requests, as the case may be, their counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated (excluding exhibits thereto) or deemed to be incorporated therein by reference and all exhibits.

                  (g) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, deliver to each selling Holder of Transfer Restricted Securities pursuant to a Shelf Registration, or each such Participating Broker-Dealer, as the case may be, their counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein (excluding exhibits thereto) as such Persons may reasonably request; and, subject Section 5(b) and to the last paragraph of this Section 5, the Company

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and the Guarantors hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Transfer Restricted Securities covered by or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to such Prospectus and any amendment or supplement thereto.

                  (h) If a Shelf Registration is filed pursuant to Section 3, cooperate with the selling Holders of Transfer Restricted Securities and the managing underwriters, if any, to (i) facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company, (ii) enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may reasonably request and (iii) provide a CUSIP number for the Transfer Restricted Securities.

                  (i) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) above, as promptly as practicable prepare and (subject to Sections 5(a) and 5(b) above) file with the SEC, at the expense of the Company and the Guarantors, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other

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required document so that, as thereafter delivered to the purchasers of the
Transfer Restricted Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (j) In connection with an underwritten offering of Transfer Restricted Securities pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration or the disposition of such Transfer Restricted Securities, and in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Company, the Guarantors and their subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and the Guarantors and updates thereof in form and substance reasonably satisfactory to the managing underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or the Guarantors or of any business acquired or to be acquired by any of them for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as are reasonably requested by underwriters as permitted by Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

                  (k) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, (i) make available for inspection by any selling Holder of such Transfer Restricted Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Transfer Restricted Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours and upon at least __ business days' notice, all financial and other records, pertinent corporate documents and properties of the Company, the Guarantors and their subsidiaries (collectively, the

"Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and (ii) cause the officers, directors and employees of the Company, the Guarantors and their subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement.

                  (l) Provide an indenture trustee for the Transfer Restricted Securities or the Exchange Securities, as the case may be, and cause the Indenture to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Transfer Restricted Securities; and in connection therewith, cooperate with the trustee under any such indenture and the holders of the Transfer Restricted Securities, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

                  (m) Comply with all applicable rules and regulations of the SEC and, as soon as reasonably practicable, make generally available to its securityholders consolidated earnings statements (which need not be audited) of the Company that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                  (n) If an Exchange Offer is to be consummated, upon delivery of the Transfer Restricted Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities, the Company and the Guarantors shall mark, or cause to be marked, on such Transfer Restricted Securi-ties that such Transfer Restricted Securities are being cancelled in exchange for the Exchange Securities.

                  (o) Cooperate with each seller of Transfer Restricted Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

                  (p) Use their best efforts to take all other steps necessary to effect the registration of the Transfer Restricted Securities or Exchange Securities, as applicable, covered by a Registration Statement contemplated hereby.

                  The Company may require each seller of Transfer Restricted Securities or Participating Broker-Dealer as to which any registration is being effected to furnish to the Company such information regarding such seller or Participating Broker-Dealer and the distribution of such Transfer Restricted Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Transfer Restricted Securities of any Holder or seller or Participating Broker-Dealer who fails to furnish such information within a reasonable time after receiving such request, until such time as such information is so provided.

                  Each Holder of Transfer Restricted Securities and each Participating Broker-Dealer agrees by acquisition of such Transfer Restricted Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v) or

5(c)(vi), such Holder will forthwith discontinue disposition of such Transfer Restricted Securities covered by such Registration Statement or Prospectus or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(i), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company gives any notice of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v) or 5(c)(vi), the time period for the effectiveness of such Registration Statement set forth in Section 2 or
Section 3 hereof, as applicable, shall be extended by the number of days from the date of such notice to the date when each selling Holder covered by such Registration Statement shall have received copies of the supplemental or amended Prospectus contemplated by Section 5(i) or shall have received the Advice that the use of the applicable Prospectus may be resumed.

6.       Registration Expenses

                  (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company or the Guarantors shall be borne by the Company and the Guarantors, whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Transfer Restricted Securities or Exchange Securities (x) where the Holders of Transfer Restricted Securities are located, in the case of the

Exchange Securities, or (y) as provided in Section 5(g), in the case of Transfer Restricted Securities or Exchange Securities to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Transfer Restricted Securities or Exchange Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or, in respect of Transfer Restricted Securities or Exchange Securities to be sold by any Participating Broker-Dealer during the Applicable Period, by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in any Registration Statement or of such Exchange Securities, as the case may be), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and the Guarantors, (v) fees and disbursements of all independent certified public accountants referred to in
Section 5(k)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance),
(vi) rating agency fees, (vii) Securities Act liability insurance, if the Company and the Guarantors desire such insurance, (viii) fees and expenses of all other Persons retained by the Company or the Guarantors, (ix) internal expenses of the Company and the Guarantors (including, without limitation, all salaries and expenses of officers and employees of the Company and the Guarantors performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, and indentures. Nothing contained in this Section 6 shall create an obligation on the part of the Company or any Guarantor to pay or reimburse any Holder for any under-writing commission or discount attributable to any such Holder's Transfer Restricted Securities included in an underwritten offering pursuant to a Registration Statement filed in accordance with the terms of this Agreement, or to guarantee such Holder any profit or proceeds from the sale of such Securities.

                  (b) In connection with any Shelf Registration hereunder, the Company and the Guarantors shall reimburse the Holders of the Transfer Restricted Securities being registered in such registration for the reasonable fees and disbursements of not more than one firm of attorneys (in addition to one local firm of attorneys in each relevant jurisdiction) chosen by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities to be included in such Registration Statement.

7.       Indemnification

                  The Company and each Guarantor agrees, jointly and severally, to indemnify and hold harmless (i) each of the Purchasers, each Holder of Transfer Restricted Securities, each Holder of Exchange Securities, each Participating Broker-Dealer, (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any such Person (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of any of such Person or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Indemnified Person furnished to the Company in writing by such Indemnified Person expressly for use therein, or (ii) any untrue statement contained in or omission from a preliminary prospectus if a copy of the Prospectus (as then amended or supplemented, if the Company shall have furnished to or on behalf of the Holder participating in the distribution relating to the relevant Registration Statement any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to the person asserting any such losses, liabilities, claims, damages or expenses who purchased Securities, if such is required by law at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented). The Company and the Guarantors shall notify the Trustee promptly of the institution, threat or assertion of any claim, proceeding, action (including any governmental investigation) or litigation of which it or they shall have become aware in connection with the matters addressed by this Agreement which involves the Company, any

Guarantor or an Indemnified Person.

                  In connection with any Registration Statement in which a Holder of Transfer Restricted Securities is participating, such Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors and their directors and officers and each person who controls the Company or the Guarantors within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantors to each Indemnified Person, but only with reference to information relating to such Indemnified Person furnished to the Company in writing by such Indemnified Person expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Indemnified Person pursuant to this paragraph shall in no event exceed the net proceeds received by such Indemnified Person from sales of Transfer Restricted Securities giving rise to such obligations.

                  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying person") in writing, and the indemnifying person shall have the right to assume the defense thereof with counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless (i) the indemnifying person and the indemnified party shall have mutually agreed in writing to the contrary, (ii) the indemnifying person failed to assume the defense within a reasonable time after the commencement of the action and employ counsel reasonably satisfactory to the indemnified party or
(iii) the named parties to any such action (including any impleaded parties) include both such indemnified party and the indemnifying person or any affiliate of the indemnifying person and such indemnified party shall have been reasonably advised by counsel that either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying person or such affiliate of the indemnifying person or (y) a conflict may exist between such indemnified party and the indemnifying person or such affiliate of the indemnifying person (in which case the indemnifying person shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying person shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local firm of attorneys) for all such indemnified parties, which firm shall be designated in writing by Indemnified Persons who sold a majority in aggregate principal amount of Transfer Restricted Securities sold by all such Indemnified Persons and any such separate firm for the Company and the Guarantors, their directors, their officers and such controlling persons of the Company and the Guarantors shall be designated in writing by the Company. The indemnifying person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying person agrees to indemnify any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying person shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities, or expenses referred to therein (other than by reason of the exceptions provided therein), then each indemnifying person under such paragraphs, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses (i) in such proportion as is appropriate to reflect the relative benefits of the indemnified party, on the one hand, and the indemnifying person(s), on the other, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities, or expenses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying person(s) and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying person(s), on the one hand, and any indemnified parties, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying person(s), on the one hand, or by such indemnified parties, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if such indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an indemnified party be required to contribute any amount in excess of the amount by which proceeds received by such indemnified party from sales of Transfer Restricted Securities exceeds the amount of any damages that such indemnified party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the indemnifying persons may otherwise have to the indemnified parties referred to above. The indemnified parties' obligations to contribute pursuant to Section 7 are several in proportion to the respective principal amount of Securities sold by each of the indem-nified parties hereunder and not joint.

8.       Rules 144 and 144A

                  The Company and the Guarantors covenant that they will file the reports required to be filed by them pursuant to the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company and the Guarantors are not required to file such reports, they will, upon the request of any Holder of Transfer Restricted Securities, make available information required by Rules 144 and 144A under the Securities Act in order to permit sales pursuant to Rule 144 and Rule 144A.

9.       Underwritten Registrations

                  (a) If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering and reasonably acceptable to the Company.

                  No Holder of Transfer Restricted Securities may participate in any underwritten registration hereunder, unless such Holder (i) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any customary underwriting arrangements entered into in connection therewith and
(ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  (b) Each Holder of Transfer Restricted Securities agrees, if requested (pursuant to a timely written notice) by the managing underwriters in an underwritten offering or placement agent in a private offering of the Company's debt securities, not to effect any private sale or distribution (including a sale pursuant to Rule 144(k) and Rule 144A, but excluding non-public sales to any of its affiliates, officers, directors, employees and controlling persons) of any of the Securities except pursuant to an Exchange Offer, during the period beginning 10 days prior to, and ending 90 days after, the closing date of the underwritten offering.

                  The foregoing provisions shall not apply to any Holder of Transfer Restricted Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement.

                  The Company and the Guarantors agree that without the written consent of the managing underwriters in an underwritten offering of Transfer Restricted Securities covered by a Registration Statement filed pursuant to
Section 3 hereof, they will not effect any public or private sale or distribution of their respective debt securities, including a sale pursuant to
Section 4(2) of the Securities Act, during the period beginning 10 days prior to, and ending 90 days after, the closing date of each underwritten offering made pursuant to such Registration Statement; provided, however, that such period shall be extended by the number of days from and including the date of the giving of any notice pursuant to Section 5(c)(v) or 5(c)(vi) hereof to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(i) hereof and provided, further, that no such offering restriction shall apply to more than one such underwritten offering per twelve-month period.

10.      Miscellaneous

                  (a) Remedies. In the event of a breach by the Company of any of their obligations under this Agreement, each Holder of Transfer Restricted Securities, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchaser, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Subject to
Section 4, the Company and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

                  (b) No Inconsistent Agreements. Neither the Company nor any Guarantor will enter into any agreement with respect to any of their respective securities which will grant to any Person piggy-back registration rights with respect to an Exchange Registration Statement or a Shelf Registration.

                  (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of at least a majority of the then outstanding aggregate principal amount of Transfer Restricted Securities and Exchange Securities held by Participating Broker-Dealers holding Exchange Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and Participating Broker-Dealers holding Exchange Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders and Participating Broker-Dealers holding Exchange Securities may be given by holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities and Exchange Securities held by Participating Broker-Dealers being sold by such holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (d) Notices. All notices and other communications (including without limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

                  (i) if to a Holder of Transfer Restricted Securities, at the most current address given by the Trustee to the Company; and

                  (ii) if to the Company or the Guarantors, Kevin Higgins, UROHEALTH Systems,Inc., 5 Civic Plaza Blvd., Suite 100, Newport Beach, California 92660, with a copy to Morrison & Foerster, 19900 Mac Arthur Blvd., Irvine, California 92612-2443, Attention:
         Robert M. Mattson, Jr. (Tel.: (714) 251-7500).

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; ten business days after being deposited in the mail, postage prepaid, if mailed; three business days after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Indemnified Persons, as applicable, and the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities. The Company and the Guarantors agree that the holders of the Securities shall be third party beneficiaries to the agreements made hereunder by the Company and the Guarantors and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL

COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (j) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

                  (k) Securities Held by the Company, the Guarantors or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company, any Guarantor or any of their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                        Very truly yours,


                                        UROHEALTH SYSTEMS, INC.



                                        By: /s/ KEVIN M. HIGGINS
                                            -----------------------------------
                                            Name:  Kevin M. Higgins
                                            Title: Senior Vice President


                                        GATES PLASTICS



                                        By: /s/ KEVIN M. HIGGINS
                                            -----------------------------------
                                            Name:  Kevin M. Higgins
                                            Title: Senior Vice President


                                        DACOMED CORPORATION



                                        By:  /s/ KEVIN M. HIGGINS
                                            -----------------------------------
                                            Name:  Kevin M. Higgins
                                            Title: Senior Vice President


                                        DACOMED INTERNATIONAL, INC.

                                        By: /s/ KEVIN M. HIGGINS
                                            -----------------------------------
                                            Name:  Kevin M. Higgins
                                            Title: Senior Vice President


                                        ALLSTATE MEDICAL PRODUCTS, INC.



                                        By: /s/ KEVIN M. HIGGINS
                                            -----------------------------------
                                            Name:  Kevin M. Higgins
                                            Title: Senior Vice President



                                        UROHEALTH OF KENTUCKY, INC.



                                        By: /s/ KEVIN M. HIGGINS
                                            -----------------------------------
                                            Name:  Kevin M. Higgins
                                            Title: Senior Vice President


                                        MICROSURGE, INC.



                                        By: /s/ KEVIN M. HIGGINS
                                            -----------------------------------
                                            Name:  Kevin M. Higgins
                                            Title: Senior Vice President


                                        OSBON MEDICAL SYSTEMS, LTD.



                                        By: /s/ KEVIN M. HIGGINS
                                            -----------------------------------

                                            Name:  Kevin M. Higgins
                                            Title: Senior Vice President


                                        NT REUDT CORPORATION



                                        By: /s/  KEVIN M. HIGGINS
                                            -----------------------------------
                                            Name:  Kevin M. Higgins
                                            Title: Senior Vice President


                                        INTERMED ASSOCIATES, INC.



                                        By: /s/  KEVIN M. HIGGINS
                                            -----------------------------------
                                            Name:  Kevin M. Higgins
                                            Title: Senior Vice President


                                        LAPAROMED CORPORATION



                                        By: /s/  KEVIN M. HIGGINS
                                            -----------------------------------
                                            Name:  Kevin M. Higgins
                                            Title: Senior Vice President


                                        ADVANCED UROCARE, INC.



                                        By: /s/  KEVIN M. HIGGINS
                                            -----------------------------------
                                            Name:  Kevin M. Higgins
                                            Title: Senior Vice President

                                        UROHEALTH, INC. (CALIFORNIA)



                                        By: /s/  KEVIN M. HIGGINS
                                            -----------------------------------
                                            Name:  Kevin M. Higgins
                                            Title: Senior Vice President

The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first
above written.

BEAR, STEARNS & CO. INC.


By:   /s/ DONALD MULLEN
   -------------------------------
   Name:  Donald Mullen
   Title: Senior Managing Director